UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2014 (February 5, 2014)

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 36th Floor

New York, New York 10022

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (612) 629-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 5, 2014, the Board of Directors of Two Harbors Investment Corp. (the “Company”), acting upon the recommendation of its Compensation Committee and pursuant to the Company’s Restated 2009 Equity Incentive Plan (the “Plan”), granted awards of restricted common stock to each of Thomas Siering, Chief Executive Officer and President, Brad Farrell, Chief Financial Officer and Treasurer, William Roth, Chief Investment Officer, and Rebecca Sandberg, General Counsel and Secretary. Each restricted stock award was granted pursuant to the Plan and a restricted stock award agreement, the form of which was included with the Company’s Form S-8 filed with the Securities and Exchange Commission on May 28, 2013 and is incorporated herein by reference.

The restricted stock awards were granted to the individuals and in the amounts set forth below:

Name of Executive Officer	Number of Shares
Thomas Siering	263,023
Brad Farrell	95,761
William Roth	263,023
Rebecca Sandberg	38,304

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement (incorporated by reference to Exhibit 99.2 to the Company’s Form S-8, as filed with the Securities and Exchange Commission on May 28, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Secretary and General Counsel

Date: February 7, 2014

EXHIBIT INDEX

Exhibit No.	Description	Filing Method

10.1	Form of Restricted Stock Award Agreement	Incorporated by reference